UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2011

LIGAND PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11085 North Torrey Pines Road, Suite 300, La Jolla, California, 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends and restates in its entirety the Current Report on Form 8-K filed by Ligand Pharmaceuticals Incorporated (“Ligand”) with the Securities and Exchange Commission on June 23, 2011 (the “Original 8-K”), furnishing a copy of the presentation slides and poster presentation shown at its Investor and Analyst Day held on June 23, 2011. This Form 8-K/A amends and restates the Original 8-K to present certain information contained in an Exhibit to the Original 8-K in a more legible format and to include additional information regarding Ligand’s expected average gross margin on material sales that was presented during the Investor and Analyst Day.

Item 7.01 Regulation FD Disclosure.

Ligand is furnishing a copy of the presentation slides and poster presentation shown at its Investor and Analyst Day held on June 23, 2011. The presentations are attached to this report as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K/A, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

By filing this Current Report on Form 8-K/A and furnishing this information, Ligand makes no admission as to the materiality of any information in this Current Report on Form 8-K/A. The information contained in the presentations are summary information that is intended to be considered in the context of Ligand’s filings with the SEC and other public announcements that Ligand makes, by press release or otherwise, from time to time. Ligand undertakes no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K/A, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1*	Slide Presentation for Investor and Analyst Day, dated June 23, 2011.

99.2*	Poster Presentation for Investor and Analyst Day, dated June 23, 2011.

*	The information in this Exhibit shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: June 23, 2011	By:	/s/ Charles S. Berkman
	Name:	Charles S. Berkman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Slide Presentation for Investor and Analyst Day, dated June 23, 2011.

99.2*	Poster Presentation for Investor and Analyst Day, dated June 23, 2011.

*	The information in this Exhibit shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.